Operating Segments	12 Months Ended
Jul. 31, 2019
Disclosure of operating segments [abstract]
Operating Segments

8.	Operating Segments

The Company operates in a single reportable operating segment – the acquisition, exploration, and evaluation of mineral property interests. The Company is currently focused on the acquisition and exploration of mineral property interests in Canada. The Company’s only long-term asset is located in the USA.